Wells Fargo Securities May 9, 2013 1 MRC Global Inc. // Wells Fargo Securities 2013 Industrial and Construction Conference May 9, 2013 Jim Braun EVP & CFO Exhibit 99.1 * * * * * * * * * * * * * *

Wells Fargo Securities May 9, 2013 2 2

Wells Fargo Securities
May 9, 2013

By the Numbers Industry Sectors Product Categories Business Model
2012 Sales $5.57 B Upstream Line Pipe / OCTG
Locations 400+
Countries 44+ Midstream Valves
Customers 18,000+
Suppliers 18,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 175,000+
Employees 4,750+
Company Snapshot
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry

Wells Fargo Securities May 9, 2013 4 MRC’s 92 Year History // The Road to the Fortune 500

Wells Fargo Securities
May 9, 2013

Clear Market Leader Globally and in the Shales
Leading industrial distributor of PVF globally to the energy and industrials sectors
Note: As of 31-Dec-2012
1 Including contracts and pricing arrangements.
2 International locations include sales offices and pipe yards at MRC locations.
Ecuador
Equatorial Guinea
Finland
France
Germany
India
Indonesia
Iraq
Italy
Kazakhstan
Kuwait
Malaysia
Mexico
Netherlands
New Zealand
Nigeria
Norway
Pakistan
Peru
Poland
Russia
Saudi Arabia
44+ Countries & 400+ Locations
Angola
Aruba
Australia
Austria
Belgium
Brunei
Cameroon
Canada
China
Colombia
Denmark
Branch operations and significant direct export sales
Singapore
South Africa
South Korea
Spain
Sweden
Thailand
Trinidad
Turkey
United Arab Emirates
United Kingdom
United States

Wells Fargo Securities
May 9, 2013

By Geography
Note: Business mix based on fiscal year 2012.
By Product Line
By Industry Sector
MRC Diversification
1 - Approximately 17% (or $200 M) of total
for valves is valve automation
Industry leading product, end market and geographic diversification

Wells Fargo Securities
May 9, 2013

Core Distribution Processes
• Cost Savings and Efficiencies
• Order Management and Product
Bundling
• Quality Assurance
• Supplier Registration
• Logistics Management
• Customer Reporting
Integrated Services
• Technical Assistance / Product
Recommendation
• Inventory Consignment / Just-in-
Time Delivery
• Customized IT Solutions
• Warehouse Management
Service Offerings
Products
Delivery of Mission Critical Products and Value Added Services
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies
• 175,000+ unique, mission-critical products
used in high pressure, high stress or
abrasive operating environments
• Low cost relative to overall cost of
maintenance or project spend so service is
paramount

Wells Fargo Securities
May 9, 2013

MRC plays a critical role in the complex, technical, global energy supply chain
Strong Long-Term Relationships with “Blue Chip” Customers and Suppliers
CUSTOMERS SUPPLIERS

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May 9, 2013

Positive Energy and Industrial Spending Trends
• Global: Energy demand continues to grow with sizable MRO/project opportunities given the age of global energy infrastructure and slowly improving global economy
• Upstream: Shales extremely active, shift to Oil/NGL E&P, Natural Gas MRO production, Oil Sands activity seeing strong growth
• Midstream: Shale activity in new unsupported areas; increased pipeline integrity regulation plus aging pipeline infrastructure accelerating MRO rates; gas utilities continue to outsource PVF procurement
• Downstream: MRO and infrastructure projects accelerating; strong growth in chemical/industrial with low natural gas prices and steady PMI; rebound in refinery utilization / margins

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May 9, 2013

(US$  in millions)
1 Reflects reported revenues for the year of acquisition
MRC has completed and successfully acquired $3 billion of revenues since 2007
M&A Driven Growth: Track Record of Success

Wells Fargo Securities May 9, 2013 11 Today 10 – 15 Years Ago Next 1 to 5 Years Changing PVF Energy Distribution Landscape Consolidating energy industry benefits global players

Wells Fargo Securities
May 9, 2013

MRC & Shell  //  Global Valve Contract for MRO and Projects
Industry’s first valve and combined North American PFF contract
Deepwater
GOM
NA Tight Gas
& Liquids
Brazil
Offshore
BC-10
West
Africa
Future
Middle
East
RDC
FLNG
/ LNG
Oceania
Sakhalin
Shell
Offshore
Shell has one of the top 5 global CAPEX budgets
Coal Bed
Methane
Cracker Unit
Pittsburgh, PA
China
Tight Gas
Tar Sands
Kashagan
Ph1
Alaska
Offshore
LNG /
GTL
North America
Includes PFF
LNG
Salym
Development

Wells Fargo Securities
May 9, 2013

Large, Fragmented Market with Significant
Growth Opportunities
MRC is in an excellent position to continue to exceed industry growth
Long-term Targets:
Revenue Growth: 10-12% | Adjusted EBITDA Margin: 10+% | Leverage: 2.0 – 3.0x
Note: All targets are long term.

Wells Fargo Securities May 9, 2013 14 Financial Overview

Wells Fargo Securities May 9, 2013 15 Strong Growth and Margin Drive Attractive Returns (US$ in millions) Strong growth and continued improving profitability

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May 9, 2013

Significant Cash Flow for Deleveraging and Growth Investments
Adjusted EBITDA – Capex and % Margin Capital Structure
Cumulative FCF
Net Leverage
(US$ in millions)
Strong cash flows allow for continued deleveraging
($ in millions) March 31, 2013
Cash and Cash Equivalents $ 27
Total Debt (including current portion):
Term Loan B due 2019, net of discount 641
Global ABL Facility due 2017 426
Other 6
Total Debt $ 1,073
Total Equity 1,231
Total Capitalization $ 2,304
$495
$597
$479
$695
2009 2010 2011 2012
$202
$210
$342
$437
2009 2010 2011 2012
5.5%                      5.5%                   7.1%                     7.8%

Wells Fargo Securities May 9, 2013 17

Wells Fargo Securities May 9, 2013 18 Appendix

Wells Fargo Securities
May 9, 2013

March 31 December 31
($ in millions) 2013 2012 2012 2011 2010 2009
Net income (loss) $ 46.2 $ 37.5 $118.0 $ 29.0 $(51.8) $(339.8)
Income taxes 25.0 21.1 63.7 26.8 (23.4) (15.0)
Interest expense 15.3 33.7 112.5 136.8 139.6 116.5
Write off of debt issuance costs - 1.7 1.7 9.5 - -
Depreciation and amortization 5.4 4.1 18.6 17.0 16.6 14.5
Amortization of intangibles 13.2 12.3 49.5 50.7 53.9 46.6
Amortization of purchase price
accounting
- - - - - 15.7
Change in fair value of derivative
instruments
(0.6) (2.1) (2.2) (7.0) 4.9 (8.9)
Closed locations - - - - (0.7) 1.4
Share based compensation 1.9 1.8 8.5 8.4 3.7 7.8
Franchise taxes - - - 0.4 0.7 1.4
Loss (gain) on early extinguishment of
debt
- - 114.0 - - (1.3)
Goodwill and intangibles impairment - - - - - 386.1
Inventory write-down - - - - 0.4 46.5
IT system conversion costs - - - - - 2.4
M&A transaction & integration expenses - - - 0.5 1.4 17.5
Pension settlement - - 4.4 - - -
Legal and consulting expenses - - (1.2) 9.9 4.2 1.9
Joint venture termination - - - 1.7 - -
Provision for uncollectible accounts - - - 0.4 (2.0) 1.0
Severance and related costs - - - 1.1 3.2 4.4
MRC Transmark pre-Acquisition
contribution
- - - - - 38.5
LIFO (3.1) 6.9 (24.1) 73.7 74.6 (115.6)
Other expenses 0.6 (1.8) (0.2) 1.6 (1.1) (3.1)
Adjusted EBITDA $ 103.9 $ 115.2 $ 463.2 $ 360.5 $ 224.2 $ 218.5

Wells Fargo Securities
May 9, 2013

December 31
($ in millions)
EBITDA $ 463.2 $ 360.5 $ 224.2 $ 218.5
AR $ 823.2 $ 791.3 $ 596.4 $ 506.2
Inventory at AC 1,121.2 1,074.2 866.8 898.5
Fixed Assets 122.5 107.4 104.7 111.5
(-) AP (438.4) (479.6) (426.6) (338.5)
PSS Adjustment (28.0) —   —   —
Total Adjusted Net Assets $ 1,600.5 $ 1,493.3 $ 1,141.3 $ 1,177.7
Inventory at LIFO 970.2 899.1 765.4 871.6
(+) LIFO reserve 151.0 175.1 101.4 26.9
Total Inventory $ 1,121.2 $ 1,074.2 $ 866.8 $ 898.5
RONA 28.9% 24.1% 19.6% 18.6%
2011 2010 2009 2012
December 31
($ in millions)
Stockholders' Equity $ 1,185.9 $ 720.8 $ 689.8 $ 743.9
Long term debt 1,256.6 1,526.7 1,360.2 1,452.6
Deferred taxes 334.5 357.2 373.7 377.9
Other liabilities 147.7 143.3 140.8 170.2
Intangible assets (1,359.7) (1,333.1) (1,366.5) (1,425.7)
LIFO reserve 151.0 175.1 101.4 26.9
Other assets (50.4) (50.6) (101.9) (111.9)
Cash (37.1) (46.1) (56.2) (56.2)
PSS Adjustment (28.0) —   —   —
Total Adjusted Net Assets $ 1,600.5 $ 1,493.3 $ 1,141.3 $ 1,177.7
Net income (loss) $ 118.0 $ 29.0 $(51.8) $(339.8)
Stockholders' equity 1,185.9 720.8 689.8 743.9
Net income / stockholders'equity 10.0% 4.0% (7.5)% (45.7)%
2012 2011 2010 2009

Wells Fargo Securities
May 9, 2013

March 31 December 31
($ in millions) 2013 2012 2012 2011 2010 2009
Gross Profit $ 246.6 $ 236.6 $ 1,013.7 $ 708.2 $ 518.1 $ 548.0
Depreciation and amortization 5.4 4.1 18.6 17.0 16.6 14.5
Amortization of intangibles 13.2 12.3 49.5 50.7 53.9 46.6
(Decrease) increase in LIFO reserve (3.1) 6.9 (24.1) 73.7 74.6 (115.6)
Adjusted Gross Profit $ 262.1 $ 259.9 $ 1,057.7 $ 849.6 $ 663.2 $ 493.5
December 31
($ in millions) 2012 2011 2010 2009
Cash from operations $ 240.1 $(102.9) $ 112.7 $ 505.5
Fixed asset purchases (26.2) (18.1) (14.3) (16.7)
Disposal of fixed assets 2.3 3.1 3.1 6.5
Free cash flow $216.2 $(117.9) $ 101.5 $ 495.3
Cummulative free cash flow $ 695.1 $ 478.9 $ 596.8 $ 495.3